SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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HIBBETT SPORTING GOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

You are invited to attend the annual meeting of the stockholders of Hibbett Sporting Goods, Inc. (the “Company”), which will be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 on Wednesday, June 4, 2003, at 10:00 A.M., local time for the following purposes:

(1)	to elect two (2) Class I directors for a three-year term expiring in 2006;

(2)	to approve an amendment to Hibbett Sporting Goods, Inc.’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000, as more fully set forth under “Proposal No. 2”; and

(3)	to transact such other business as may come before the meeting.

Information concerning these and certain other matters concerning the Company are contained in the accompanying Notice of Annual Meeting and Proxy Statement.

It is important that your shares be voted at the annual meeting. Therefore, I urge you to read the accompanying Notice of Annual Meeting and Proxy Statement and to mark, sign and return your proxy on the form contained therein. Even if you plan to attend the meeting, please return your signed proxy as soon as possible.

Sincerely,

/s/ MICHAEL J. NEWSOME
Michael J. Newsome President and Chief Executive Officer

April 30, 2003

Birmingham, Alabama

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 4, 2003

To the Stockholders of

HIBBETT SPORTING GOODS, INC.

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Hibbett Sporting Goods, Inc. will be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 on Wednesday, June 4, 2003, at 10:00 A.M., local time for the following purposes:

(1)	to elect two (2) Class I directors who will serve until the annual meeting of stockholders in 2006;

(2)	to approve an amendment to Hibbett Sporting Goods, Inc.’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000, as more fully set forth under “Proposal No. 2”; and

(3)	to transact such other business as may come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on April 7, 2003 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the meeting.

Each stockholder is requested to date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States.

By order of the Board of Directors,

/s/ MAXINE B. MARTIN
Maxine B. Martin, Secretary

HIBBETT SPORTING GOODS, INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 4, 2003

INTRODUCTION

Solicitation of Proxies

The Board of Directors of Hibbett Sporting Goods, Inc. (sometimes referred to herein as the “Board”) is furnishing this Proxy Statement to the stockholders of the Company in connection with its solicitation of proxies for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 on Wednesday, June 4, 2003, at 10:00 A.M., local time, and at any adjournment thereof. This Proxy Statement and the accompanying proxy form, together with a copy of the Company’s annual report for the fiscal year ending February 1, 2003, will be mailed to stockholders of the Company beginning on or about May 12, 2003.

If the enclosed proxy form is executed and returned, it may nevertheless be revoked by (1) written notice of revocation to the Secretary of the Company at its executive offices, 451 Industrial Lane, Birmingham, Alabama 35211, at any time before the proxy is voted, (2) an executed proxy bearing a later date, or (3) by attending and voting in person at the Annual Meeting. If a proxy has been duly executed and returned in time for the Annual Meeting, and has not been revoked, the shares represented thereby will be voted at the Annual Meeting by the persons designated in such proxy in accordance with the instructions set forth on the proxy form. In the absence of instructions to the contrary, all proxies will be voted FOR the proposals described in this Proxy Statement. Michael J. Newsome and John F. Megrue are named as proxies in the enclosed proxy form and have been designated as the directors’ proxies by the Board.

Record Date and Voting Stock

Each stockholder of record at the close of business on April 7, 2003 (the “Record Date”) is entitled to vote at the Annual Meeting. Such stockholders will be entitled to cast one vote on each proposal to be voted on at the Annual Meeting for each share of the Company’s common stock held on the Record Date. As of the Record Date, there were 10,142,847 shares of the Company’s common stock outstanding. There is no cumulative voting of the Company’s common stock.

DIRECTORS AND EXECUTIVE OFFICERS

Identification

The directors, nominees for directors and executive officers of the Company and their ages as of the date of this Proxy Statement are as follows:

Name	Age	Position

Nominees for election to serve until the annual meeting in 2006 (Class I)

F. Barron Fletcher, III	36	Director

John F. Megrue	44	Chairman of the Board; Director

Directors elected or appointed to serve until the annual meeting in 2004 (Class II)

Carl Kirkland	62	Director

Michael J. Newsome	63	President, Chief Executive Officer, and Director

Thomas A. Saunders, III	66	Director

Directors elected or appointed to serve until the annual meeting in 2005 (Class III)

Clyde B. Anderson	42	Director

H. Ray Compton	60	Director

Ralph T. Parks	57	Director

Executive Officers who are not also Directors or nominees for Director

Gary A. Smith	56	Vice President and Chief Financial Officer

Charles W. Adams, Jr	41	Vice President of Information Systems & Distribution

Cathy E. Pryor	40	Vice President of Store Operations

Jeffry O. Rosenthal	45	Vice President of Merchandising

Charles W. Adams, Jr. has been the Vice President of Information Services of the Company since 1999 and the Vice President of Information Services and Distribution since 2000. Prior to joining the Company, Mr. Adams was Vice President of Information Technology at Follett College Stores. Mr. Adams has eighteen years technology experience.

Clyde B. Anderson has been a Director of the Company since 1987. Mr. Anderson has served as the Chairman of the Board of Books-A-Million, Inc., a book retailer, since January 2000, Chief Executive Officer of Books-A-Million, Inc., since July 1992 and as director of Books-A-Million, Inc. since November 1987.

H. Ray Compton has been a Director of the Company since January 1997. Mr. Compton is a Director, Executive Vice President, and co-founder of Dollar Tree Stores, Inc. From 1986 to 1998, Mr. Compton also served as the Chief Financial Officer of Dollar Tree Stores, Inc.

F. Barron Fletcher, III has been a Director of the Company since 1995. Mr. Fletcher joined Saunders Karp & Megrue, L.P. in 1992, was named partner in 1998, and joined SKM Growth Investors in 1999. Prior to joining Saunders Karp & Megrue, L.P., from 1991 through 1992, Mr. Fletcher was a financial analyst with Wasserstein Perella & Co. where he served in the merchant banking department and also in mergers and acquisitions.

Carl Kirkland has been a Director of the Company since January 1997. Mr. Kirkland is a co-founder of Kirkland’s, Inc., a leading specialty retailer of decorative home accessories and gift items, and has served as the Chief Executive Officer and a director of Kirkland’s since 1967. Mr. Kirkland also serves on the board of directors of the Bank of Jackson in Jackson, Tennessee.

John F. Megrue has been a Director and the Chairman of the Board of the Company since 1995. Mr. Megrue has been a partner of SKM Partners, L.P. since 1992. From 1989 to 1992, Mr. Megrue served as a Vice President and Principal at Patricof & Co., a private equity investment firm. Mr. Megrue is also a Vice Chairman and director of Dollar Tree Stores, Inc. and a director of The Children’s Place, Inc.

Michael J. Newsome has been the President of the Company since 1981 and was named Chief Executive Officer of the Company in September 1999. Since joining the Company as an outside salesman over 30 years ago, Mr. Newsome has held numerous positions with the Company, including retail clerk, outside salesman to schools, store manager, district manager, division manager and President. Prior to joining the Company, Mr. Newsome worked in the sporting goods retail business for six years.

Ralph T. Parks has been a Director of the Company since June 2002. Mr. Parks worked at FOOTACTION USA from 1987 to 1999, where he retired as President and Chief Executive Officer. Parks served two terms as Chairman of the National Sporting Goods Association Board of Directors, and was inducted into the Sporting Goods Industry Hall of Fame in May 2000.

Cathy E. Pryor has been with the Company since 1988 and has been the Vice President of Store Operations of the Company since 1995. Prior to 1995, Ms. Pryor held positions as a district manager and Director of Store Operations of the Company.

Jeffry O. Rosenthal has been the Vice President of Merchandising of the Company since August 1998. Prior to joining the Company, Mr. Rosenthal was Vice President, Divisional Merchandise Manager for Apparel with Champs Sports, a division of Venator Group, Inc. from 1981 to 1998. Mr. Rosenthal worked for Champs Sports for 17 years.

Thomas A. Saunders, III, has been a Director of the Company since 1995. Mr. Saunders has been a partner of SKM Partners, L.P. since 1990. Before founding Saunders Karp & Megrue, L.P., Mr. Saunders was a Managing Director of Morgan Stanley & Co. Incorporated from 1974 to 1989. He is also a director of Dollar Tree Stores, Inc. Mr. Saunders is a member of the Board of Visitors of the University of Virginia. He is a former Chairman of the University of Virginia’s Darden Graduate School of Business Administration. Mr. Saunders is Chairman of the Thomas Jefferson Foundation (Monticello).

Gary A. Smith has been the Vice President and Chief Financial of the Company since April 2001. Prior to joining the Company, Mr. Smith was the Chief Financial and Accounting Officer for Moore-Handley, Inc. from 2000 to 2001. Mr. Smith was the Director of Finance for City Wholesale, Inc. from 1997 to 2000 and a Senior Vice President of Parisian Inc. from 1979 to 1997.

THE BOARD OF DIRECTORS

Composition of the Board

The Company’s Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall be such number, not more than nine or less than six, as is established from time to time by resolution of the Board of Directors pursuant to the Bylaws. The Board currently consists of eight directors who are divided into three classes, designated Class I, Class II and Class III. Messrs. Fletcher and Megrue are currently serving as Class I directors, Messrs. Kirkland, Newsome and Saunders are currently serving as Class II directors, and Messrs. Anderson, Compton and Parks are currently serving as Class III directors. The Class I directors’ terms will expire at the close of the Annual Meeting, while the Class II directors will continue to serve until the annual stockholder meeting in 2004, and the Class III directors will continue to serve until the annual stockholder meeting in 2005. The nominees for election at the Annual Meeting as Class I directors to serve until the annual meeting of stockholders in 2006 are Messrs. Fletcher and Megrue, who have been re-nominated.

Director Compensation

Under the Bylaws, each non-employee director is entitled to an annual fee of $18,000 plus $1,000 for each Board meeting and each meeting of any committee of the Board, with the exception of the Director serving as the Chair of the committee, who receives $1,500 per meeting. See “Executive Compensation — Stock Plan for Outside Directors.”

Meetings of the Board of Directors and Committees

During the fiscal year ended February 1, 2003, the Company’s Board of Directors held four regularly scheduled meetings and three special meetings. Each director attended at least 75% of the aggregate of (a) the total number of regularly scheduled meetings of the Board and (b) the total number of meetings held by all committees of the Board on which the director served during the fiscal year ended February 1, 2003.

Committees of the Board of Directors

The Board has established an Executive Committee, an Audit Committee and a Compensation Committee. No member of the Audit Committee or Compensation Committee is or will be an officer or employee of the Company or any of its subsidiaries. The Company does not have a Nominating Committee.

The Executive Committee is authorized to exercise certain of the powers and authorities of the Board of Directors in the management of the business and affairs of the Company. The authority of the Executive Committee does not extend to certain fundamental corporate transactions. The members of the Executive Committee are Messrs. Megrue, Chairman of the Committee, Anderson and Fletcher. The Executive Committee did not meet in the fiscal year ended February 1, 2003.

The duties of the Audit Committee are to recommend to the Board the selection of independent certified public accountants to audit annually the books and records of the Company, to review the activities and the reports of the independent accountants, and to report the results of such review to the Board. The Audit Committee also monitors the adequacy of the Company’s internal controls. The members of the Audit Committee are Messrs. Compton, Chairman of the Committee, Anderson, Kirkland and Parks. The Audit Committee met two times during the fiscal year ended February 1, 2003.

The duties of the Compensation Committee are to make recommendations and reports to the Board with respect to the salaries, bonuses and other compensation to be paid to the Company’s officers and to administer all plans relating to the compensation of such officers. The members of the Compensation Committee are Messrs. Anderson, Chairman of the Committee, Compton, Kirkland and Megrue. The Compensation Committee has established a separate subcommittee, comprised of Messrs. Anderson, Compton, and Kirkland, each of whom are “non-employee directors” within the meaning set forth in Rule 16b-3 under the Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” within the meaning set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the treasury regulations thereunder (the “Compensation Subcommittee”), for the purpose of taking certain actions relating to the compensation of one or more of the Company’s executives in order to be consistent with the provisions of these regulations. The Compensation Committee and the Compensation Subcommittee each met once during the fiscal year ended February 1, 2003. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is attached to this Proxy Statement as Appendix A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information concerning the beneficial ownership of the Company’s common stock as of April 7, 2003 by each person (or group within the meaning of Section 13(d)(3) of the Exchange Act) known by the Company to own beneficially more than five percent of the Company’s common stock:

Name and Address of 5% Beneficial Owners	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
The SK Equity Fund, L.P.(2) SK Investment Fund, L.P.(2) Allan W. Karp (2) Thomas A. Saunders, III (2) Two Greenwich Plaza, Suite 100 Greenwich, CT 06830	1,960,081	19.3%

John F. Megrue (2)(3) Two Greenwich Plaza, Suite 100 Greenwich, CT 06830	1,969,081	19.4%

FMR Corp. (4) 82 Devonshire Street Boston, MA 02109	1,378,674	13.6%

Constitution Research & Management (5) 175 Federal Street Boston, MA 02110	815,687	8.0%

Wellington Management Company, LLP (6) 75 State Street Boston, Massachusetts 02109	607,449	6.0%

T.Rowe Price Associates, Inc. (7) 100 E. Pratt Street Baltimore, MD 21202	594,950	5.9%

Wasatch Advisors, Inc. (8) 150 Social Hall Avenue Salt Lake City, Utah 84111	592,719	5.8%

(1)	As used in this table “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed as of any date to have “beneficial ownership” of any security that such person has a right to acquire within 60 days. Any such security is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.

(2)	Includes 1,938,871 shares owned by The SK Equity Fund, L.P. and 21,210 shares owned by SK Investment Fund, L.P. SKM Partners, L.P. (the “General Partner”) is the general partner of each of The SK Equity Fund, L.P. and SK Investment Fund, L.P. (the “Funds”). Saunders Karp & Megrue Partners, L.L.C. (the “LLC”), is the general partner of the General Partner and Messrs. Saunders, Karp, and Megrue are authorized members of the LLC. Messrs. Saunders, Karp and Megrue may be deemed to have shared power to vote and to dispose or direct the disposition of all shares owned by the Funds. Messrs. Karp, Megrue, and Saunders disclaim beneficial ownership of such shares, except to the extent that any of them has a limited partnership interest in SK Investment Fund, L.P. and/or The SK Equity Fund, L.P.

(3)	Includes 6,000 shares held as custodian for Mr. Megrue’s sons.

(4)	Includes shares, over which FMR Corp., a parent holding company and registered investment advisor, has discretionary authority to buy, sell and vote, as reported in its Schedule 13G filed with the Securities and Exchange Commission.

(5)	Includes shares, over which Constitution Research & Management, registered investment advisor, has discretionary authority to buy, sell and vote, as reported in its Schedule 13G filed with the Securities and Exchange Commission. Subsequent to April 7, 2003, Constitution Research & Management filed an Amendment to its 13G to report a decrease in ownership to 619, 897 shares, or 6.1%.

(6)	Includes shares, over which Wellington Management LLP, registered investment advisor, has discretionary authority to buy, sell and vote, as reported in its Schedule 13G filed with the Securities and Exchange Commission.

(7)	Includes shares, over which T. Rowe Price Associates, Inc., registered investment advisor, has discretionary authority to buy, sell and vote, as reported in its Schedule 13G filed with the Securities and Exchange Commission.

(8)	Includes shares, over which Wasatch Advisors, Inc., registered investment advisor, has discretionary authority to buy, sell and vote, as reported in its Schedule 13G filed with the Securities and Exchange Commission.

Security Ownership of Management

The following table sets forth certain information concerning the beneficial ownership of the Company’s common stock as of April 7, 2003, by (i) each director, (ii) the President, and (iii) the four most highly compensated executive officers, other than the President, whose total annual salary and bonus earned during the fiscal year ended February 1, 2003 exceeded $100,000 (the “Named Executive Officers”), and (iv) all directors and executive officers as a group:

Name of Director/Officer (13)	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Charles W. Adams, Jr. (2)	1,648	*

Clyde B. Anderson (3)	34,205	*

H. Ray Compton (4)	35,925	*

F. Barron Fletcher, III	1,125	*

Carl Kirkland (5)	11,250	*

John F. Megrue (6)(7)	1,969,081	19.4%

Michael J. Newsome (8)	208,735	2.1%

Ralph T. Parks (9)	11,250	*

Cathy E. Pryor (10)	19,500	*

Jeffry O. Rosenthal (11)	15,000	*

Thomas A. Saunders, III (6)	1,960,081	19.3%

Gary A. Smith (12)	4,500	*

All Directors and Executive Officers as a group (12 Persons):	2,312,219	22.8%

*Less than one percent

(1)	As used in this table “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed as of any date to have “beneficial ownership” of any security that such person has a right to acquire within 60 days. Any such security is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.

(2)	Includes 1,600 shares subject to options exercisable on or before June 4, 2003.

(3)	Includes 18,750 shares subject to options and 3,295 shares owned by various trusts in respect of which Mr. Anderson is the trustee.

(4)	Includes 30,000 shares subject to options and 1,425 shares held in various trusts.

(5)	Includes 11,250 shares subject to options.

(6)	Includes 1,938,871 shares owned by The SK Equity Fund, L.P. and 21,210 shares owned by SK Investment Fund, L.P. SKM Partners, L.P. (the “General Partner”) is the general partner of each of The SK Equity Fund, L.P. and SK Investment Fund, L.P. (the “Funds”). Saunders Karp & Megrue Partners, L.L.C. (the “LLC”), is the general partner of the General Partner and Messrs. Saunders, Karp, and Megrue are authorized members of the LLC. Messrs. Saunders and Megrue may be deemed to have shared power to vote or direct the vote and to dispose or direct the disposition of all shares owned by the Funds. Messrs. Saunders and Megrue disclaim beneficial ownership of such shares, except to the extent that any of them has a limited partnership interest in SK Investment Fund, L.P. and/or The SK Equity Fund, L.P.

(7)	Includes 6,000 shares held as custodian for Mr. Megrue’s sons.

(8)	Includes 95,000 shares subject to options exercisable on or before June 4, 2003.

(9)	Includes 11,250 shares subject to options.

(10)	Includes 19,500 shares subject to options exercisable on or before June 4, 2003.

(11)	Includes 15,000 shares subject to options exercisable on or before June 4, 2003.

(12)	Includes 4,500 shares subject to options exercisable on or before June 4, 2003.

(13)	Unless otherwise set forth herein, the following are the mailing addresses for the named directors and officers: Clyde B. Anderson, 402 Industrial Lane, Birmingham, AL 35211; H. Ray Compton, 500 Volvo Parkway, Chesapeake, VA 23320; F. Barron Fletcher, III, SKM Growth Investors, 500 N. Akard Street, Suite 3950, Dallas, TX 75201; Charles W. Adams, Jr., Michael J. Newsome, Cathy E. Pryor, Jeffry O. Rosenthal and Gary A. Smith, 451 Industrial Lane, Birmingham, AL 35211; Carl Kirkland, P.O. Box 7222, Jackson, TN 38308.

EXECUTIVE COMPENSATION

Summary Compensation Information

The following table sets forth the compensation earned by the Chief Executive Officer and the Named Executive Officers in the fiscal years ended February 1, 2003, February 2, 2002, and February 3, 2001.

SUMMARY COMPENSATION TABLE

Long Term Compensation
					Awards		Payouts
Name and Principal Position		Annual Compensation			Restricted Stock Awards	Securities Underlying Options /SARs(#)(2)		All Other Compensation(3)
	Year(1)	Salary	Bonus	Other Annual Compensation			LTIP Payouts
Michael J. Newsome, President, Chief Executive Officer and Director	2003 2002 2001	$310,000 $291,500 $275,000	$189,979 $ 78,636 $132,080	-0- -0- -0-	-0- -0- -0-	40,000 22,500 45,000	-0- -0- -0-	$7,932 $7,500 $7,650

Charles W. Adams, Jr. Vice President of I/S and Distribution	2003 2002 2001	$126,000 $120,000 $106,000	$ 18,500 $ 18,000 $ 26,000	-0- -0- -0-	-0- -0- -0-	3,500 4,500 3,000	-0- -0- -0-	$6,293 $3,487 $ 0

Cathy E. Pryor, Vice President of Store Operations	2003 2002 2001	$177,000 $170,000 $161,500	$122,574 $ 67,850 $ 79,530	-0- -0- -0-	-0- -0- -0-	7,500 7,500 15,000	-0- -0- -0-	$6,013 $7,500 $7,650

Jeffry O. Rosenthal, Vice President of Merchandising	2003 2002 2001	$172,000 $162,500 $151,500	$105,197 $ 42,498 $ 75,420	-0- -0- -0-	-0- -0- -0-	15,000 15,000 15,000	-0- -0- -0-	$6,814 $7,500 $7,590

Gary A. Smith (4), Vice President & Chief Financial Officer	2003 2002	$150,000 $101,250	$ 99,207 $ 35,181	-0- -0-	-0- -0-	15,000 7,500	-0- -0-	$ 0 $ 0

(1)	Hibbett’s fiscal year ends on the Saturday nearest to January 31 of each year.

(2)	Consists of stock options granted pursuant to the 1996 Plan, as defined below.

(3)	Consists of contributions by the Company under the Hibbett Sporting Goods, Inc. 401(k) Profit Sharing Plan.

(4)	Mr. Smith joined the Company in April of 2001.

Stock Option Plans

The Company’s stockholders approved and adopted the Hibbett Sporting Goods, Inc. Stock Option Plan (as amended from time to time, the “Original Plan”) as of August 25, 1995, in order to provide selected officers and employees of the Company who are responsible for the conduct and management of its business with equity-based incentives in connection with the performance of their duties and responsibilities with the Company. The Original Plan authorized the granting of stock options for the purchase of up to 99,528 shares of common stock. Options on all of these shares have been granted and the Company’s Board of Directors has discontinued future grants of stock options under the Original Plan. As of April 1, 1996, the Company’s stockholders approved and adopted the Hibbett Sporting Goods, Inc. 1996 Stock Option Plan (as amended from time to time, the “1996 Plan”) under which future grants of stock options under the Company’s stock option program will be made. The 1996 Plan authorizes the granting of stock options for the purchase of up to 807,849 shares of common stock. During Fiscal 2002, the Board of Directors and the Company’s stockholders approved an additional 525,000 options available for grant under the 1996 Plan.

The Original Plan and the 1996 Plan (collectively, the “Option Plans”) provide for the grant of stock options, which may be non-qualified stock options or incentive stock options for tax purposes. The Option Plans are administered by the Compensation Committee, which may delegate its authority to administer the Option Plans to the

Compensation Subcommittee in order to be consistent with the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder and Section 162(m) of the Code and the treasury regulations thereunder. See “Report on Executive Compensation—Deductibility of Compensation.” Under the Option Plans, all full-time employees selected by the Compensation Committee will be eligible to receive options. The Compensation Committee is authorized to determine the terms and conditions of all option grants, subject to the limitations that the option price per share under the Option Plans may not be less than the fair market value of a share of common stock on the date of grant and that the term of an option may not be longer than ten years. Payment of the option price may be made in the discretion of the Compensation Committee in cash or common stock or a combination thereof. Options granted under the Option Plans are not transferable except by will or the laws of descent and distribution and are exercisable during the optionee’s life only by the optionee. In the event of a change in control (as defined in the Option Plans), the Compensation Committee may take any action it deems appropriate with respect to outstanding options.

The Option Plans may be amended or terminated by the Compensation Committee from time to time to the extent deemed appropriate; provided, however, that no amendment shall be made (i) which would impair the rights of an optionee without such optionee’s consent or (ii) in the case of the Original Plan, which would increase the number of shares reserved for issuance under such Plan or change the class of employee eligible to participate in such Plan absent stockholder approval.

Stock Plan for Outside Directors

The Company’s Board of Directors has adopted, and the Company’s stockholders have approved, the Hibbett Sporting Goods, Inc. Stock Plan for Outside Directors (the “Director Plan”), which provides for awards of nonqualified options to directors of the Company who are not employees of the Company, Saunders Karp & Megrue, L.P., or any affiliate of either of them (“Eligible Directors”). The purpose of the Director Plan is to promote the interests of the Company and its stockholders by increasing the proprietary interest of Eligible Directors in the growth and performance of the Company.

Pursuant to the Director Plan, each Eligible Director will be granted an option to purchase 7,500 shares of common stock upon his/her initial election to the Board. On the last day of each fiscal year of the Company (commencing in fiscal year 1998), each Eligible Director shall be granted an additional option for 3,750 shares of common stock; provided that any person elected as an Eligible Director during a fiscal year will be granted an option for a prorated portion of 3,750 shares on the last day of the fiscal year during which such person was elected. Each option will (i) vest immediately and (ii) expire on the earlier of the tenth anniversary of the grant date or one year from the date on which an optionee ceases to be an Eligible Director. The exercise price per share of common stock will be 100% of the fair market value per share on the grant date.

The maximum number of shares of common stock in respect of which options may be granted under the Director Plan is 175,000. Shares of common stock subject to options that are forfeited, terminated or canceled will again be available for awards. The shares of common stock to be delivered under the Director Plan will be made available from the authorized but unissued shares of common stock or from treasury shares. The number and class of shares available under the Director Plan and/or subject to outstanding options may be adjusted by the Board to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company.

Employee Stock Purchase Plan

The Company’s Board has adopted, and the Company’s stockholders have approved, the Hibbett Sporting Goods, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”). Under the Employee Stock Purchase Plan, a maximum of 112,500 shares of common stock may be purchased from the Company by the employees through payroll withholding pursuant to a series of quarterly offerings. The Employee Stock Purchase Plan is established pursuant to the provisions of Section 423 of the Code. All full-time employees who have completed one year of service, except for employees who own common stock of the Company or options on such stock which represent more than 5% of the common stock of the Company, are eligible to participate. The Employee Stock Purchase Plan is administered by the Compensation Committee. The Compensation Committee has discretion to administer, interpret and construe any and all provisions of the Employee Stock Purchase Plan. The Compensation Committee’s determinations will be conclusive. In the event of certain corporate transactions or events affecting the common stock or structure of the Company, the Compensation Committee may make certain adjustments set forth in the Employee Stock Purchase Plan. The Board may amend, alter or terminate the Plan at any time; provided that stockholder approval must generally be obtained for any change that would require stockholder approval under any regulatory or tax requirement that the Board deems desirable to comply with or obtain relief under and subject to the requirement that no rights under an outstanding option may be impaired by such action without the consent of the holder thereof. The purchase price of the common stock will be 85% of the fair market value of the common stock on the date of the offering, commencement or termination, whichever is lower. The shares of common stock, which may be purchased pursuant to the Employee Stock Purchase Plan will be made available from authorized but unissued shares of common stock or from treasury shares. No employee will be granted any right to purchase common stock with a value in excess of $25,000 per year.

Option/SAR Grants in Last Fiscal Year

The following table sets forth certain information concerning grants of stock options made to the Named Executive Officers during the fiscal year ended February 1, 2003.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options/SARs Granted(1)	% of Total Options/SARs Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5%(3)	10%(3)
Michael J. Newsome	40,000(2)	29.1%	$22.10	02/26/12	$449,289	$1,149,731
Charles W. Adams, Jr.	3,500(2)	2.5%	$22.10	02/26/12	$ 39,313	$ 100,601
Cathy E. Pryor	7,500(2)	5.4%	$22.10	02/26/12	$ 84,242	$ 215,575
Jeffry O. Rosenthal	15,000(2)	10.9%	$22.10	02/26/12	$168,483	$ 431,149
Gary A. Smith	15,000(2)	10.9%	$22.10	02/26/12	$168,483	$ 431,149

(1)	These options have a term of ten years and vest over a five-year period in equal installments beginning on the first anniversary of the grant date.

(2)	These options were granted as of February 26, 2002 under the 1996 Plan.

(3)	The dollar amounts shown are based on certain assumed rates of appreciation and the assumption that the options will not be exercised until the end of the expiration periods applicable to the options. Actual realizable values, if any, on stock option exercises and common stock holdings are dependent on the future performance of the common stock. There can be no assurance that the assumed rates of appreciation will be achieved.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

No stock appreciation rights were exercised by the Named Executive Officers or were outstanding at the end of the year. The following table sets forth certain information concerning options exercised during the fiscal year ended February 1, 2003 and unexercised options and fiscal year-end option values for the Named Executive Officers.

Name	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised in- the-Money Options/SARs at FY-End ($) Exercisable/ Unexercisable(1)
Michael J. Newsome	61,010	$862,263	109,500/124,000	$826,665/646,620
Charles W. Adams, Jr.	3,000	$28,332	0/11,900	$0/36,462
Cathy E. Pryor	10,710	$168,204	19,500/31,500	$96,585/172,830
Jeffry O. Rosenthal	27,000	$257,490	3,000/45,000	$10,470/184,020
Gary A. Smith	-0-	-0-	1,500/21,000	$1,260/5,040

(1)	Based on the fair market value of the Company’s common stock at the end of the fiscal year ended January 31, 2003 ($21.41 per share) less the exercise price payable for such shares.

REPORT ON EXECUTIVE COMPENSATION

Compensation Committee

The Compensation Committee was established by the Board of Directors on January 10, 1997, to oversee the Company’s compensation program for the officers of the Company. The Compensation Committee is comprised of Messrs. Anderson, Chairman of the Committee, Compton, Kirkland and Megrue. The primary function of the Compensation Committee is to make recommendations and reports to the Board of Directors with respect to salaries, bonuses and other compensation to be paid to the Company’s officers and to administer all plans relating to the compensation of such officers. The Board of Directors has established a separate Compensation Subcommittee, comprised of Messrs. Anderson, Compton, and Kirkland, each of whom are “non-employee directors” within the meaning set forth in Rule 16b-3 under the Exchange Act and “outside directors” within the meaning set forth in Section 162(m) of the Code and the treasury regulations thereunder, for the purpose of taking certain actions relating to the compensation of one or more of the Company’s executives in order to be consistent with the provisions of these regulations.

Compensation Policy

The Company’s total compensation structure is comprised of annual base salary, annual cash bonus payments, and long term equity-based compensation granted pursuant to the Option Plans. The Company’s overall compensation program has been designed to attract and retain key executives and to provide appropriate incentives to these executives to maximize the Company’s long term financial results for the benefit of the stockholders. A significant portion of the executive compensation package is comprised of equity-based compensation in order to align the interests of management with those of the stockholders. Individual compensation levels are based not only upon the relative success of the Company, but also upon the duties and responsibilities assumed by each officer, individual performance, and their attainment of individual and business unit goals

Base Salary. The salary levels for the Company’s executive officers for the fiscal year ended February 1, 2003, including the salary of Mr. Newsome as President and Chief Executive Officer of the Company, are based upon individual performance and responsibility, as well as the salary levels paid by other similarly situated sporting goods and specialty retail companies. Based upon a review of similarly situated full-line sporting goods and specialty retail companies, the base salary levels approved by the Board of Directors are generally lower than the average salary levels of such companies.

Cash Bonuses. The Company’s cash bonus program is designed to provide short-term incentive compensation to the Company’s officers based upon pre-established performance goals for both the Company and each officer. The Compensation Subcommittee determines the amounts of annual bonus awards for each officer based upon Company and individual performance. For the fiscal year ended February 1, 2003, the Compensation Subcommittee approved the payment of cash bonuses to executive officers of the Company, which bonuses ranged from approximately 15% of annual base salary to approximately 69% of annual base salary and were based upon the standards described above, with certain emphasis on individual contribution to the success of the Company during the year and on the performance of those aspects of the Company’s business for which each officer has responsibility.

Stock Options. The Option Plans provide for grants of stock options to the Company’s key employees. The payment of equity-based compensation to the Company’s officers under the Option Plans is designed to focus their attention on the enhancement of stockholder value. During fiscal 2003, options to purchase a total of 137,675 shares of the Company’s common stock at an average exercise price of $22.10 were granted under the 1996 Plan to 112 employees, including a grant of 81,000 options to a total of five executive officers. Options granted under the 1996 Plan vest over a five-year period, in equal installments, beginning on the first anniversary of the grant date. The awards granted to the Company’s officers in fiscal year 2003 represent the Company’s desire to align the interests of these individuals with the interests of the Company’s stockholders and to provide incentives to these individuals to enhance the Company’s growth and success. The size of the awards to individual executive officers was determined by the Compensation Subcommittee based upon a subjective assessment of each officer’s performance and individual contribution to the Company, his or her position and level of responsibility, and other factors.

Compensation of the President and Chief Executive Officer. The Compensation Committee reviews and approves the compensation of Michael J. Newsome, the Company’s President and Chief Executive Officer. For the fiscal year ended February 1, 2003, Mr. Newsome earned compensation comprised of each of the components of the Company’s executive compensation program described above. In evaluating the compensation of Mr. Newsome, the Compensation Committee considered not only the salaries of the presidents and chief executive officers of other sporting goods and specialty retail companies, but also the importance of Mr. Newsome’s influence on the continued financial growth and success of the Company in the future. The Compensation Committee believes that compensation under the various plans, both for Mr. Newsome and for the other executive officers, brings the total potential compensation to appropriate levels relative to their positions and levels of responsibility.

Deductibility of Compensation

Section 162(m) of the Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to executive officers. The Compensation Committee does not believe that the limitations on deductibility imposed by Section 162(m) will be implicated by the Company’s executive compensation program during fiscal year 2004, and the Compensation Committee believes it will be able to manage the Company’s executive compensation program in a manner which will preserve federal income tax deductions for the foreseeable future.

/s/ CLYDE B. ANDERSON	/s/ CARL KIRKLAND

/s/ H. RAY COMPTON	/s/ JOHN F. MEGRUE

The Report on Executive Compensation shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this Proxy Statement or any part hereof in the Company’s Annual Report to Stockholders or its Annual Report on Form 10-K.

OTHER INFORMATION RELATING TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Certain Relationships And Related Transactions

The Company believes that the terms of each transaction described below are comparable to, or more favorable to, the Company than the terms that would have been obtained in an arms’ length transaction with an unaffiliated party.

On November 1, 1995, the Company entered into an advisory agreement with Saunders Karp & Megrue, L.P. (“SKM”), a limited partnership the general partner of which is SKM Partners L.P., which is also the general partner of each of the Funds. Pursuant to the advisory agreement SKM has agreed to provide certain financial advisory services to the Company. In consideration for these services, SKM is entitled to receive an annual fee of $200,000, payable quarterly in advance. The Company also has agreed to indemnify SKM for certain losses arising out of the provision of advisory services and to reimburse certain of SKM’s out-of-pocket expenses. During fiscal 2003, the Company filed an S-3 on behalf of this stockholder. Approximately $248,000 will be reimbursed to the Company for expenses incurred with the filing.

The Company has entered into a sublease agreement (“Sublease Agreement”) with Books-A-Million, Inc. (“Books-A-Million”), a book retailer in the southeastern United States, whose chief executive officer, Clyde B. Anderson, is on the Company’s Board of Directors, pursuant to which the Company will sublease certain real estate from Books-A-Million in Florence, Alabama for one of its stores. The term of the Sublease Agreement expires in June 2008. Under the Sublease Agreement, the Company will make annual lease payments to Books-A-Million of approximately $191,000.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Clyde B. Anderson, H. Ray Compton, Carl Kirkland and John F. Megrue. No present or former officer of the Company or its subsidiaries serves as a member of the Compensation Committee. During fiscal year 2003, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Company’s Board of Directors and/or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that executive officers and directors of the Company file reports of stock ownership and changes in ownership with the Securities and Exchange Commission on Form 3 (initial statement of ownership), Form 4 (monthly report), and Form 5 (annual report). Based solely upon a review of copies of such reports, the Company believes that Section 16(a) filing requirements applicable to its officers and directors were complied with during said fiscal year ended February 1, 2003, except for a Form 3 for Ralph T. Parks, and a Form 4 for Clyde B. Anderson, which were inadvertently filed late.

AUDIT MATTERS

Independent Auditors

The firm of KPMG LLP has been selected by the Board to be the Company’s independent auditors for fiscal year 2004. Representatives of KPMG are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Audit Fees

KPMG LLP billed us an aggregate of $71,250 in fees for professional services rendered in connection with the audit of our financial statements for the most recent fiscal year, including reviews of the financial statements included in each of the our Quarterly Reports on Form 10-Q during the fiscal year ended February 1, 2003. In fiscal 2002, Arthur Anderson LLP billed the Company an aggregate of $84,850 in fees for professional services rendered in connection with the audit of the Company’s financial statements for the most recent fiscal year, including reviews of the financial statements included in each of the Company’s Quarterly Reports in Form 10-Q during the fiscal year ended February 2, 2002.

Audit Related Fees

KPMG LLP billed us an aggregate of $110,433 in fees for audit related services rendered to us and our affiliates for the fiscal year ended February 1, 2003. Audit related fees include accounting consultation, assistance with registration statements, comfort letters, and consents. In fiscal 2002, Arthur Anderson LLP billed an aggregate of $91,790 for audit related fees.

Tax Fees

In fiscal 2002, Arthur Anderson billed us $77,845 for tax compliance and consulting fees.

All Other Fees

In fiscal 2003, KPMG LLP billed us $19,700 for non-audit related fees.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors is comprised of independent directors as required by the listing standards of the Nasdaq Stock Exchange. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is included in this Proxy Statement.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended February 1, 2003 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the auditor’s independence.

The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company’s financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company’s auditors meet the applicable standards for auditor independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended February 1, 2003 for filing with the Securities and Exchange Commission.

Submitted on April 28, 2003 by the members of the Audit Committee of the Company’s Board of Directors.

H. Ray Compton, Chair	Carl Kirkland

Clyde B. Anderson	Ralph T. Parks

The Report of the Audit Committee shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this Proxy Statement or any part hereof in the Company’s Annual Report to Stockholders or its Annual Report on Form 10-K.

Performance Graph

The following graph compares the percentage change in the Company’s cumulative total shareholder return on its common stock against a cumulative total return of the NASDAQ Composite Index and the NASDAQ Retail Trade Index. The graph below outlines returns for the period beginning on January 31, 1998 to January 31, 2003. The Company has not paid any dividends. Total shareholder return for prior periods is not necessarily an indication of future performance.

Company/Index	Base Period Jan. ‘98	Jan. ‘99	Jan. ‘00	Jan. ‘01	Jan. ‘02	Jan. ‘03
HIBBETT SPORTING GOODS, INC.	100.00	78.67	75.07	152.08	134.69	142.33
NASDAQ STOCK MARKET (U.S.)	100.00	156.49	244.12	171.06	120.13	82.78
NASDAQ RETAIL TRADE	100.00	122.03	99.26	76.94	90.66	72.91

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall be such number, not more than nine or less than six, as is established from time to time by resolution of the Board of Directors pursuant to the Bylaws. As noted above, the Board of Directors currently consists of eight directors who are divided into three classes, designated Class I, Class II and Class III. Messrs. Fletcher and Megrue are designated as Class I directors, Messrs. Kirkland, Newsome and Saunders are designated as Class II directors, and Messrs. Anderson, Compton and Parks are designated as Class III directors. The Class I directors’ terms will expire at the close of the Annual Meeting in 2003, while the Class II directors will continue to serve until the annual stockholder meeting in 2004, and the Class III directors will serve until the annual stockholder meeting in 2005.

The Board of Directors proposes the re-election of F. Barron Fletcher, III and John F. Megrue as Class I directors, to hold office for a term of three years, expiring at the close of the annual meeting of stockholders to be held in 2006 and until their successors are elected and qualified. Proxies may not be voted for a greater number of persons than the nominees named herein.

If the nominee becomes unavailable for election, which is not anticipated, the directors’ proxies will vote for the election of such other person as the Board of Directors may recommend unless the Board reduces the number of directors.

The Board recommends that the stockholders vote FOR the nominees.

PROPOSAL NUMBER 2

APPROVAL TO AMEND AND RESTATE CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES

The Board recommends that the stockholders approve an amendment to Section IV of the Certificate of Incorporation, which will increase from 12,000,000 to 50,000,000 the number of shares of Common Stock that the Company may issue.

The Board of Directors believes that it is in the best interest of the Company and its stockholders to have additional Common Stock authorized that would be available for issuance for general corporate purposes, including raising capital to support business expansion, stock splits, stock dividends, acquisitions or other developments which might make the issuance of additional Common Stock desirable. If approval of an increase in the Company’s authorized Common Stock is postponed until a specific need arises, the delay and expense incident to obtaining approval of the stockholders at that time could impair the Company’s ability to meet its objectives. If an increase in the Company’s authorized Common Stock is approved, no further action or approval by the stockholders would be necessary prior to the issuance of the additional shares unless applicable laws or regulations or the rules of any stock exchange on which the Company’s securities may then be listed required such action or approval. As of April 22, 2003, there were 10,170,687 shares of Common Stock outstanding. In addition, we have granted 582,930 options to purchase our common stock pursuant to our stock option plans and have reserved an additional 317,374 shares of common stock for issuance upon the exercise of additional options that may be granted pursuant to our stock option plans.

The holders of any of the additional shares of Common Stock issued in the future would have the same rights and privileges as the holders of the shares of Common Stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

The amendment authorizing the increase in the authorized shares of Common Stock will amend Section IV of the Company’s Certificate of Incorporation.

The Board recommends that stockholders vote FOR the proposal.

OTHER BUSINESS

The Company’s Board of Directors knows of no other matters to be brought before the meeting other than as described in this Proxy Statement. However, if any other proper matters are brought before the meeting, the persons named in the enclosed proxy, or in the event no person is named, Michael J. Newsome and John F. Megrue, will vote in accordance with their best judgment on such matters.

GENERAL INFORMATION ABOUT VOTING

The election of each nominee for Director under Proposal 1 and the approval of the amendment to the Certificate of Incorporation under Proposal 2 each requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented at the meeting, in person or by proxy, and entitled to vote on the matter. Abstentions, votes withheld and, unless a broker’s authority to vote on a particular matter is limited, shares held in street name that are not voted are counted in determining the votes present at a meeting and entitled to vote, such as for quorum purposes. However, a share that is held in street name that is not voted because the broker’s authority to vote on that matter is limited and the broker did not receive a direction on how to vote the share on that matter from the beneficial owner (a “broker non-vote”) is not considered entitled to vote and is thus not calculated as a vote cast at the meeting (either for or against the proposal). For both Proposal 1 and Proposal 2, there cannot be any broker non-votes as a broker’s authority to vote on such matters is not limited. Therefore, any abstention or vote withheld (including any abstention or vote withheld by a broker with respect to shares held in street name) will have the same effect as a vote against the proposal.

If no specification is made on a properly executed proxy form, the proxies will vote for the election of each of the nominees for Director (Proposal 1) and in favor of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000 (Proposal 2).

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2004

ANNUAL MEETING OF STOCKHOLDERS

In accordance with Rule 14a-8 under the Exchange Act, in order for a proposal by a stockholder of the Company to be eligible to be included in the Proxy Statement and proxy form for the next annual meeting of stockholders in 2004, the proposal must be received by the Company at its executive offices, 451 Industrial Lane, Birmingham, Alabama 35211, on or before January 13, 2004. If a stockholder desires to bring before the Company’s 2003 annual meeting of stockholders that is not a proposal submitted to the Company for inclusion in the proxy statement in accordance with Rule 14a-8 under the Exchange Act, notice of the proposal must be received by the Company at least 45 days before the date in 2004 that corresponds to the date of mailing of this Proxy Statement in order for such notice to be considered timely for purposes of Rule 14a-4 (c) under the Exchange Act. We expect to mail this Proxy Statement beginning on or about May 12, 2003, in which case the Company would have to receive such notice by March 28, 2004 for it to be considered timely under Rule 14a-4 (c).

SOLICITATION OF PROXIES

The cost of this solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone or other means of communication. The Company will request certain banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial owners of shares of the Company held of record by such persons, and the Company will reimburse reasonable forwarding expenses.

ANNUAL REPORT AND 10-K REPORT

This Proxy Statement is being mailed together with an Annual Report of the Company for the fiscal year ended February 1, 2003. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2003, as filed with the Securities and Exchange Commission, will be furnished upon request. The exhibits to the Form 10-K will be furnished upon request and payment of the cost of reproduction. Such written request should be directed to the Company at its address stated herein.

By Order of the Board of Directors

/s/ MAXINE B. MARTIN
Maxine B. Martin, Secretary

APPENDIX A

COMPENSATION COMMITTEE CHARTER

I.	Purpose

The primary purpose of the Compensation Committee is: (i) to assist the Board in discharging its responsibilities in respect to compensation of the Company’s executive officers; and (ii) to produce an annual report for inclusion in the Company’s proxy statement on executive compensation.

II.	Organization

The Compensation Committee shall consist of three or more directors, each of whom shall satisfy the applicable independence requirements of The New York Stock Exchange and any other regulatory requirements.

Committee members shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings

The chairperson of the Compensation Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson will ensure that the agenda for each meeting is circulated in advance of the meeting.

IV.	Goals and Responsibilities

The Compensation Committee shall have the power and authority of the Board to perform the following duties and to fulfill the following responsibilities:

a.	Develop guidelines and review the compensation and performance of officers of the Company, review and approve corporate goals relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of these goals and objectives, set the Chief Executive Officer’s compensation based on this evaluation, and produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations;

b.	Make recommendations to the Board with respect to incentive-compensation plans and equity-based plans, and establish criteria for the granting of options to the Company’s officers and other employees and review and approve the granting of options in accordance with such criteria;

c.	Develop plans for managerial succession of the Company;

d.	Review major organizational and staffing matters;

A-1

e.	Review director compensation levels, and recommend changes in such compensation levels to the Board.

f.	Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval; and

g.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deem appropriate.

V.	Performance Evaluation

The Committee shall, on an annual basis, evaluate its performance under this Charter. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The Committee shall address all matters that it considers relevant to its performance and deliver to the Board a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies and procedures.

VI.	Committee Resources

The Compensation Committee shall have the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors. The Committee shall determine the extent of funding necessary for the payment of compensation to any consultant retained to advise the Committee.

A-2

HIBBETT SPORTING GOODS, INC.

This Proxy is Solicited by the Board of Directors for the Annual Meeting of Stockholder to be Held on June 4, 2003.

The undersigned hereby constitutes and appoints Michael J. Newsome and Gary A. Smith, or either of them, with full power of substitution in each, proxies to vote all shares of Common Stock of Hibbett Sporting goods, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203, on Wednesday, June 4, 2003, and at all adjournments thereof, as follows:

Election of Directors, Nominees:

F. Barron Fletcher, III, John F. Megrue

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.

(Continued, and to be Signed, on Reverse Side)

Please mark your votes as in this example: ☒

IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES AND “FOR” PROPOSAL #2.

1.	Election of Directors. (see reverse) For ☐ Withheld ☐

For, except vote withheld from the following nominee (s):

2.	To approve an amendment to Hibbett Sporting Goods, Inc.’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000, as more fully set forth under “Proposal No. 2”.

For ☐     Against ☐     Abstain ☐

IMPORTANT:    Please sign this Proxy exactly as your name or names appear hereon. If shares are held by more than one owner, each must sign. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full titles.

Signature of Shareholder                             (DATE)

Signature of Shareholder                             (DATE)